Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of November 19, 2007

	Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
							Days	Date
Domestic Offshore
1	Hercules 75	THE 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	THE 77	Submersible, TD	GOM	Plains E&P	87-89	12	12/01/07
3	Hercules 78	THE 78	Submersible, TD	GOM	W&T Offshore	50-52	54	01/12/08
4	Hercules 85	Hercules Rig 15	85' - ILS, TD	GOM	EPL	60-62	3	11/22/07
5	Hercules 101	Hercules Rig 20	100' - MC, TD	GOM	Warm Stacked
6	Hercules 120	Hercules Rig 21	120' - MC, TD	GOM	Chevron	59-61	220	06/26/08	Indexed dayrate adjusted quarterly
7	Hercules 150	THE 150	150' - ILC, TD	GOM	Plains E&P	51-53	11	11/30/07
8	Hercules 152	THE 152	150' - MC, TD	GOM	ADTI/Petroquest	51-53	11	11/30/07
9	Hercules 153	THE 153	150' - MC, TD	GOM	Warm Stacked
10	Hercules 173	Hercules Rig 22	173' - MC, TD	GOM	Chevron	59-61	220	06/26/08	Indexed dayrate adjusted quarterly
11	Hercules 200	THE 200	200' - MC, TD	GOM	Stacked Ready
12	Hercules 201	THE 201	200' - MC, TD	GOM	Stacked Ready
13	Hercules 202	THE 202	200' - MC, TD	GOM	Stacked Ready
14	Hercules 203	THE 203	200' - MC, TD	GOM	Energy XXI	64-66	35	12/24/07
15	Hercules 204	THE 204	200' - MC, TD	GOM	Apache Corp	64-66	30	12/19/07
16	Hercules 207	THE 207	200' - MC, TD	GOM	Warm Stacked
17	Hercules 211	Hercules Rig 11	200' - MC Workover	GOM	Energy XXI	46-48	22	12/11/07
18	Hercules 250	THE 250	250' - MS, TD	GOM	Warm Stacked
19	Hercules 251	THE 251	250' - MS, TD	GOM	Hall Houston	54-56	24	12/13/07
20	Hercules 252	THE 252	250' - MS, TD	GOM	Tana	54-56	172	05/09/08
21	Hercules 253	THE 253	250' - MS, TD	GOM	Bayou Bend	70-72	7	11/26/07	Next to shipyard for repairs for 40 days
22	Hercules 257	Hercules Rig 30	250' - MS, TD	GOM	Woodside	55-57	26	12/15/07
						Average	39	days

23	Hercules 155	THE 155	150' - ILC	GOM	Cold Stacked 07/01
24	Hercules 191	THE 191	160' - MS	GOM	Cold Stacked 08/01
25	Hercules 254	THE 254	250' - MS	GOM	Cold Stacked 07/01
26	Hercules 255	THE 255	250' - MS	GOM	Cold Stacked 07/01
27	Hercules 256	THE 256	250' - MS, TD	GOM	Cold Stacked 03/99

Hercules Offshore Monthly Rig Fleet Status Report as of November 19, 2007

	Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
							Days	Date
International Offshore
1	Hercules 110	THE 110	100' - MC, TD	Trinidad	Trinmar	51-53	151	04/18/08
2	Hercules 170	Hercules Rig 16	170' - ILC	Qatar	Occidental Petroleum	68-70	187	05/24/08
3	Hercules 156	THE 156	150' - ILC, TD	Brazil	Shipyard			12/20/07	Dry transport to West Africa 12/21/07 - 1/10/08
				Cameroon & Gabon	ADDAX	134-136	180	07/15/08	Additional six month option
4	Hercules 185	THE 185	120' - ILC, TD	Angola	Angola Drilling Company Ltd	124-126	365	08/18/08
5	Hercules 205	THE 205	200' - MC, TD	Mexico	PEMEX	86-88	719	11/07/09	Dayrate adjusts quarterly to published GOM index for 200' Mat Cantilever + $20,000
6	Hercules 206	THE 206	200' - MC, TD	Mexico	PEMEX	111-113	582	06/23/09
7	Platform 3	Platform 3	Platform, TD	Mexico	PEMEX	28-30	161	04/28/08
8	Hercules 258	Hercules Rig 31	250' - MS	India	Cairn	139-141	38	12/27/07
9	Hercules 208	THE 208	200' - MC	Singapore/	Shipyard				Undergoing significant refurbishment with expected
				Malaysia	Murphy	109-111	1,095	03/31/11	completion late 1Q 2008
10	Hercules 260	Hercules Rig 26	250' - ILC	US GOM/ TBA	Shipyard				Commissioning November/December 2007. Bidding internationally.
						Average	348	days
Land Rigs
1	Cliffs #36	Cliffs #36	2000 hp, TD	Trinidad	Stacked Ready
2	Cliffs #37	Cliffs #37	2000 hp, TDr	Venezuela	PDVSA	35-37	147	04/14/08	One year contract renewal executed
3	Cliffs #40	Cliffs #40	2000 hp, TD	Venezuela	PDVSA	35-37	140	04/07/08	One year contract renewal executed
4	Cliffs #42	Cliffs #42	2000 hp, TD	Venezuela	PDVSA	34-36	126	03/24/08	One year contract renewal executed
5	Cliffs #43	Cliffs #43	2000 hp, TDr	Venezuela	PDVSA	35-37	144	04/11/08	One year contract renewal executed
6	Cliffs #54	Cliffs #54	3000 hp, TD	Venezuela	PDVSA	38-40	119	03/17/08	Pending execution of 1 well renewal (6 months duration)
7	Cliffs #55	Cliffs #55	3000 hp, TD	Venezuela	PDVSA	38-40	34	12/23/07	Pending execution of 1 well renewal (6 months duration)
8	Hercules #26	Rig #26	750 hp	Texas	Warm Stacked
9	Hercules #27	Rig #27	900 hp	Texas	Pogo	14-16	14	12/03/07
						Average	80	days

Hercules Offshore Monthly Rig Fleet Status Report as of November 19, 2007

	Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
							Days	Date
US Inland Barges
1	Hercules 01	Rig 01	Conv -2000 hp	US Inland Gulf Coast	Maritech Resources Inc.	35-37	6	11/25/07
2	Hercules 09	Rig 09	Posted -2000 hp, TD	US Inland Gulf Coast	Red Willow Offshore, LLC	67-69	110	03/08/08	Additional one year option at mutually agreed dayrate
3	Hercules 11	Rig 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Pel-Tex Oil Co., LLC	39-41	11	11/30/07
4	Hercules 15	Rig 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	12	12/01/07
5	Hercules 17	Rig 17	Posted -3000 hp, TD	US Inland Gulf Coast	Stacked Ready			11/27/07
					Apache	52-54	90	02/25/08
6	Hercules 19	Rig 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	10	11/29/07
7	Hercules 27	Rig 27	Posted -3000 hp, TD	US Inland Gulf Coast	Shipyard			12/13/07	32 day shipyard planned between wells in Q4
					Contango	58-60	62	02/13/08
8	Hercules 28	Rig 28	Conv - 3000 hp	US Inland Gulf Coast	Warm Stacked
9	Hercules 29	Rig 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	38-40	7	11/26/07
10	Hercules 41	Rig 41	Posted -3000 hp, TD	US Inland Gulf Coast	Castex Energy	42-44	1	11/20/07
11	Hercules 46	Rig 46	Posted -3000 hp, TD	US Inland Gulf Coast	Hunt Petroleum	40-42	30	12/19/07
12	Hercules 48	Rig 48	Posted -3000 hp, TD	US Inland Gulf Coast	Maritech Resources	48-50	11	11/30/07
13	Hercules 49	Rig 49	Posted - 3000 hp, TD	US Inland Gulf Coast	ADTI/Meridian	44-46	39	12/28/07
14	Hercules 52	Rig 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
15	Hercules 55	Rig 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
16	Hercules 57	Rig 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
17	Hercules 64	Rig 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	38-40	20	12/09/07
						Average	24	days

18	Hercules 07	Rig 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 10	Rig 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
20	Hercules 20	Rig 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
21	Hercules 21	Rig 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
22	Hercules 23	Rig 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
23	Hercules 30	Rig 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Rig 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Rig 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Rig 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Rig 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as "Stacked Ready" are not under contract but generally are ready for service. Rigs described as "Warm Stacked" may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as "Cold Stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as "Shipyard" are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.
(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.
(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Liftboat Fleet Status Report for the month ended October 31, 2007

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats(1)	Revenue Per Day Per Liftboat(2)	Operating Days	Utilization(3)	Comments

Gulf of Mexico
260	1	1	$32,069	4	13%	One vessel in drydock during part of October
230	3	3	28,140	66	71%	One vessel in drydock starting late November
190-215	6	6	21,786	90	48%	Two vessels in drydock during October and November
170	2	2	18,278	52	84%
140-150	6	6	10,571	98	53%	Three vessels in drydock during October and November
120-130	14	14	8,483	335	77%	Two vessels in drydock during October and November
105	15	14	7,093	318	73%	One vessel in drydock in October and three vessels in drydock in November

Sub-total/Average	47	46	11,454	963	68%

West Africa
170-215	3	2	$27,856	62	100%	One newly acquired vessel under refurbishment
140-150	4	4	13,804	107	86%	One vessel in drydock for most of October
120-130	7	7	10,549	217	100%
105	4	4	14,246	58	47%

Sub-total/Average	18	17	14,233	444	84%

Total/Average	65	63	12,331	1,407	72%

Note:

(1)	Actively marketed liftboats excludes one GOM cold-stacked 105' class liftboat, and one West Aftrica 170-215' class liftboat which was acquired in June 2007 and is undergoing refurbishment until late-Q1 2008.
(2)	Includes reimbursables.
(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.